================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 24, 2007

                          ----------------------------


                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


        000-33297                                         88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                              5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On July 24, 2007, Paul Guez notified the Registrant's board of directors of his resignation as the Registrant's Chief Executive Officer and President. Mr. Guez remains the Chairman of the Registrant's Board of Directors and will focus on furthering development of the Registrant's global licensing business.

         On July 24, 2007, the Registrant appointed Glenn S. Palmer as its new Chief Executive Officer and President and the compensation committee of the Registrant's Board of Directors approved the Registrant's entry into an Employment Agreement with Mr. Palmer.

         The Employment Agreement is effective as of July 1, 2007 and will terminate on December 31, 2009. Under the terms of the Employment Agreement, Mr. Palmer will receive base compensation for each of the third and fourth quarters of fiscal 2007 of $87,500 and minimum annual compensation for each of fiscal 2008 and 2009 of $400,000. Mr. Palmer is also entitled to receive an annual bonus equivalent to 2.5% of the Registrant's earnings before interest, taxes, depreciation and amortization for each of the years ended December 31, 2008 and 2009, and is eligible to receive a bonus for the period ended December 31, 2007, if any, as determined by the Compensation Committee of the Registrant's Board of Directors. Mr. Palmer is also entitled to four weeks paid vacation and reimbursement of expenses, including up to $2,000 per month for all expenses incurred by Mr. Palmer with respect to his personal automobile. The Registrant has also agreed to provide Mr. Palmer with a furnished apartment or comparable living space in Los Angeles, California suitable to his position for the initial twelve months of the term of the Employment Agreement. Additionally, the Registrant has agreed to pay for no more than two coach or economy class round trip tickets per month from Los Angeles to New Jersey for Mr. Palmer to visit with his family. Mr. Palmer has agreed to permanently relocate to Los Angeles, California no later than July 1, 2008.

         As an inducement material to Mr. Palmer's decision to enter into employment with the Registrant, the Registrant agreed to grant Mr. Palmer an option to purchase 625,000 shares of the Registrant's common stock. The option has a term of 10 years, a per share exercise price of $1.40 and will vest over a period of two years, with 125,000 shares vesting on the date of grant and 125,000 shares vesting on each subsequent six-month anniversary of the date of grant. All unexercised options outstanding as of the date of any termination of Mr. Palmer's employment with the Registrant will expire. The grant of the option was approved by the Compensation Committee of the Registrant's Board of Directors.

         Prior to joining the Registrant, Mr. Palmer was at Cerberus Capital Management, a leading private investment firm, where he served as Chief Executive Officer and President of Rafaella Apparel Group, a $250 million apparel manufacturing company. In this position, he led a $172 million debt financing and effectively managed the company through the Federated/May Company acquisition. Previously, Mr. Palmer was Chief Executive Officer and President of Amerex Group, Inc., where he implemented a turnaround plan to position the outerwear and apparel manufacturing company for growth by reorganizing and rightsizing the company. In addition, Mr. Palmer also successfully launched a $10 million licensed urban business and a $15 million corporate/image business for the company. Prior to joining Amerex Group, Inc., Mr. Palmer held senior management positions with various apparel companies including Best Manufacturing Group, LLC, Liz Claiborne, Bonaventure Textiles USA, Ellen Tracy, Foxmoor Specialty Stores Corp. and Bloomingdales. Mr. Palmer began his career at Macy's New York from 1978-1988, where he held various merchandising positions including buyer and division merchandise vice president. Mr. Palmer graduated from the University of Rhode Island in 1975 with a degree in Organizational Management and Industrial Relations.

         Prior to his appointment as the Registrant's Chief Executive Officer and President, Mr. Palmer had no material relationship with the Registrant. Mr. Palmer has no family relationships with any of the Registrant's other directors or executive officers.

         The Registrant issued a press release announcing the appointment of Mr. Palmer as its new Chief Executive Officer and President. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  10.1     Employment   Agreement   dated  July  24,   2007  and
                           effective July 1, 2007, between the Registrant and Glenn S. Palmer.

                  99.1     Press  Release  issued by the  Registrant on July 24,
                           2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BLUE HOLDINGS, INC.


Date:  July 30, 2007               By:    /s/ Larry Jacobs
                                          -------------------------------------
                                          Larry Jacobs
                                          Chief Financial Officer and Secretary

                                  EXHIBIT INDEX


EXHIBIT NUMBER                             DESCRIPTION OF EXHIBIT
--------------             -----------------------------------------------------
     10.1                  Employment   Agreement   dated  July  24,   2007  and
                           effective July 1, 2007, between the Registrant and Glenn S. Palmer.

     99.1                  Press  Release  issued by the  Registrant on July 24,
                           2007.